The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus, Dated May 1, 2020
Supplement to the Consultant and R Class Shares Prospectus, Dated May 1, 2020

The second paragraph under the heading “Management of the Funds” is hereby deleted in its entirety and replaced with the information below.

After the close of business on July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, Royce & Associates, LP (“Royce”), the investment adviser to each Fund, became an indirect, majority-owned subsidiary of Franklin Resources. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the transaction automatically terminated the investment advisory agreements that were in place for the Funds prior to the transaction. Royce continues to provide uninterrupted services to the Funds pursuant to investment advisory agreements that have been either newly approved by Fund shareholders or approved by the Board of Trustees of The Royce Fund for use on an interim basis while the remaining Funds continue to seek shareholder approval of new agreements.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of June 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

July 31, 2020

TRF-FT-73120